Exhibit 32

                           Section 1350 Certifications

      Pursuant to 18 U.S.C.  ss. 1350 as adopted  pursuant to Section 906 of the
Sarbanes-Oxley   Act  of  2002,  each  of  the   undersigned   officers  of  DND
Technologies, Inc., a Nevada corporation (the "Company"), hereby certify that:

      To my knowledge, the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2005

                                           BY:  /s/ Douglas N. Dixon
                                              ----------------------------------
                                                      DOUGLAS N. DIXON
                                                   CHIEF EXECUTIVE OFFICER

Dated: May 16, 2005

                                           BY:  /s/ G. Dennis Key
                                              ----------------------------------
                                                        G. DENNIS KEY
                                                   CHIEF FINANCIAL OFFICER


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